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October 2, 2017

Dear ****,

Further to our discussions, we are pleased to present this ***** Binding Term Sheet for the acquisition of *****, subject to the conditions precedent listed below.

BINDING TERM SHEET
EFFECTIVE DATE	October 2, 2017
BUYER	Spindle, Inc., a Nevada corporation, 1201 S. Alma School Road, Suite 12500, Mesa, AZ 85210 (“Spindle”)
SELLER	*****, a ***** corporation, *****, CA *****
CONTEMPLATED TRANSACTION	Spindle will acquire 100% of the ownership in *****
CONSIDERATION

1.  Spindle will pay $***** for *****

•  $*** in cash at closing

•  $**** in Spindle shares

2.

Spindle will deliver $*****  at closing

•  Proceeds will be placed in escrow with Bank to be used as a reserve for processing

3.  Spindle will also raise a minimum of $***** in working capital to be used for day-to-day operations, growth and acquisitions

TIMING	Execution of Definitive Documents on or before December 31, 2017

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BINDING AND EXCLUSIVE

***** agrees to exclusivity to Spindle for the acquisition of ***** until December 31, 2017.  Unless mutually agreed by both parties, this Term Sheet will expire on December 31, 2017.

This document is meant to have the character of a binding term sheet which will be formalized in Definitive Agreements on or around December 31, 2017.

EMPLOYMENT OF VYAPAY PERSONNEL

***** will become CEO and a member of the Board of Directors of Spindle, Inc.

***** will become CTO

In conjunction with the closing, Spindle will execute 2-year employment agreements with ***** and *****.

Spindle will enter into key-man insurance for Mr. ***** and Mr. *****.

DEFINITIVE AGREEMENTS	1) Asset Purchase Agreement 2) Employment Agreement with Mr. ***** 3) Employment Agreement with Mr. ***** 4) Debt Funding Agreement 5) Equity Funding Agreement
RELEASE OF INFORMATION

Within 4 business days of the execution of this Term Sheet, and with the consent of *****, not to be unreasonably withheld, Spindle, Inc. will issue a press release, and 8-K filing with the SEC.  The release and 8-K will not contain the names “*****” or “*****” in any form.

Upon execution of a non-disclosure agreement (“NDA”), as approved by *****, Spindle may provide the names “*****” and “*****” for the purposes of raising debt and/or equity as part of the contemplated transaction.

COOPERATION FROM FUTURE CEO	***** will be available, on a limited basis, as to not interfere with normal business operations, to speak with potential investors, debt or equity, as part of the contemplated transaction.

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CONDITIONS PRECEDENT

1)  Approval of Definitive Agreements by Spindle, Inc. Board of Directors

2)  Spindle, Inc. ability to raise ***** debt capital by December 31, 2017 for processing reserves for  bank to be identified

3)  Spindle, Inc. ability to raise ***** equity capital by December 31, 2017 for

a.  Acquisition of ***** from *****.

b.  Ongoing working capital for Spindle, Inc.

ESCROW

Spindle, Inc. will escrow a share certificate for 100,000 unregistered shares with Manhattan Transfer (“Transfer Agent”) in the name of *****.  In the event that the Definitive Agreements are not concluded by December 31, 2017 Transfer Agent will send shares to *****.

JURISDICTION	[TBD]
REPRESENTATIONS & WARRANTIES

Customary for transactions of this type, including, but not limited to, the following:  complete and unencumbered ownership of technology, corporate status and authority; valid, binding and enforceable agreements; not violating laws or existing agreements; no governmental, regulatory or other approvals required; good and defensible record title to all assets, payment of taxes; no material litigation; compliance with environmental, regulatory and other laws and regulations; and no existing defaults or non-permitted liens.

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COVENANTS

Customary for this type of transaction including, but not limited to, ***** agrees

1.  to provide access to all records, assets and facilities,

2.  to operate business in the standard, normal course,

3.  to not amend any corporate documents,

4.  to comply with all laws and regulations

5.  to maintain insurance,

6.  to keep the agreement confidential,

7.  to use all reasonable efforts to fulfill conditions for closing, including meetings with potential investors, as above

Customary for this type of transaction including, but not limited to, Spindle agrees

1.  to remain current on all public, SEC filings,

2.  to comply with all laws and regulations,

3.  to maintain insurance, including D&O insurance,

4.  keep the agreement confidential,

5.  to use all reasonable efforts to fulfill conditions for closing

NEGATIVE COVENANTS	***** agrees not to board any merchants or engage in transactions that are excessively risky, that it would not normally engage in if not for the contemplated transaction with Spindle.
NO-SHOP/ CONFIDENTIALITY

***** agrees to work in good faith expeditiously towards a closing.  ***** and ***** agree that they will not, for a period of 90 days from the date these terms are accepted, take any action to solicit, initiate, encourage or assist the submission of any proposal, negotiation or offer from any person or entity other than Spindle relating to the sale or issuance, of any of the capital stock or assets of ***** and shall notify the Spindle promptly of any inquiries by any third parties in regards to the foregoing.

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SPINDLE, INC.	*****
By: ________________________	By: _________________________
Jack Scott, Interim Chief Executive Officer	*****, President

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